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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               February 28, 2001

                        AMERICAN HONDA RECEIVABLES CORP.
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               (Exact name of registrant specified in its charter)

       CALIFORNIA                    333-92827                33-0526079
----------------------------      ----------------        -------------------
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                (Number)            Identification No.)


AMERICAN HONDA RECEIVABLES CORP.
700 VAN NESS AVENUE
TORRANCE, CALIFORNIA                                            90501
----------------------------------------                  -------------------
(Address of principal executive offices)                      (Zip code)



     Registrant's telephone number, including area code:  (310) 781-4100
                                                          --------------



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                  Item 2. Acquisition or Disposition of Assets

                  Description of the Securities and the Auto Loans

                  American Honda Receivables Corp. registered issuances of up to $6,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-92827) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2001-1 Owner Trust (the "Issuer") issued $1,507,849,000 Class A-1 5.270% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 5.150% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 5.360% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 5.560% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on February 28, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of February 1, 2001, between the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

                  The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

                  As of February 21, 2001, the receivables possessed the characteristics described in the Prospectus dated February 21, 2001 and the Prospectus Supplement dated February 21, 2001 filed pursuant to Rule 424(b)(5) of the Act on February 27, 2001.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable

         (b)     Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated February 21, 2001, among American Honda Receivables Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Chase Securities Inc.

                 Exhibit 4.1. Indenture, dated as of February 1, 2001, between the Issuer and the Indenture Trustee.

                 Exhibit 4.2. Amended and Restated Trust Agreement, dated February 28, 2001, between American Honda Receivables Corp. (the "Depositor") and Chase Manhattan Bank USA, National Association (the "Owner Trustee").

                 Exhibit 4.3 Sale and Servicing Agreement, dated February 1, 2001, among the Seller, the Servicer and the Issuer.



                                       1
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    American Honda Receivables Corp.
                                    as Registrant


                                    By: /s/ Y. KOHAMA
                                        --------------------------------------
                                        Name:  Y. Kohama
                                        Title: President



Dated:  February 5, 2001

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                                  EXHIBIT INDEX



Exhibit No.               Description

Exhibit 1.1. Underwriting Agreement, dated February 21, 2001, among American Honda Receivables Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Chase Securities Inc.


Exhibit 4.1. Indenture, dated as of February 1, 2001, between the Issuer and the Indenture Trustee.


Exhibit 4.2. Amended and Restated Trust Agreement, dated February 28, 2001, between American Honda Receivables Corp. (the "Depositor") and Chase Manhattan Bank USA, National Association (the "Owner Trustee").


Exhibit 4.3 Sale and Servicing Agreement, dated February 1, 2001, among the Seller, the Servicer and the Issuer.